UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

LARGE SCALE BIOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31275 (Commission File Number)	77-0154648 (IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
(Address of principal executive offices and zip code)

(707) 446-5501
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03—BANKRUPTCY OR RECEIVERSHIP.

On January 9, 2006, Large Scale Biology Corporation, and its subsidiaries, Large Scale Bioprocessing Inc. and Predictive Diagnostics Inc. (collectively, the “Debtors”), filed voluntary Chapter 11 petitions in the United States Bankruptcy Court for the Eastern District of California (the “Court”). Since the filing of the cases, the Debtors have managed the administration of their bankruptcy estates under supervision of the Court acting as debtors in possession, no trustee having been appointed.

On June 19, 2006, the Debtors filed the First Amended Disclosure Statement (the “Disclosure Statement”) and First Amended Joint Plan of Liquidation (the “Plan”). The Plan is designed to complete the orderly liquidation of the Debtors’ business and assets, including the possible sale as a whole to one purchaser or the sale of related business units, and to distribute the proceeds, if any, to holders of allowed claims and allowed interests against the Debtors’ estates in a manner consistent with the requirements of the United States Bankruptcy Code and orders of the Court in the Debtors’ cases. Under the Plan, the Debtors are consolidated for the purposes of such distributions.

On October 11, 2006, the Court entered its Order Approving the Plan. The Plan became effective October 23, 2006. Pursuant to the Plan and with Court approval, Randy Sugarman was appointed Plan Administrator to oversee the liquidation and distribution of Debtors’ assets.

Further information regarding the provisions of the Plan and its operations can be found in the Order (which includes the Plan) attached hereto as Exhibit 99.1 and incorporated herein by reference. The Disclosure Statement was filed as Exhibit 99.1 to a report on Form 8-K filed by the Debtors on June 26, 2006 and is incorporated herein by reference. In addition, the Disclosure Statement, Plan, Order, information on results of balloting on the Plan and other documents filed with the Court in the Debtors’ bankruptcy cases (other than documents filed under seal or otherwise subject to confidentiality protections) may be accessed by going to the webpage established by the Debtors’ bankruptcy counsel, www.ffwplaw.com, and clicking on the “Cases” link, and then clicking on the “Large Scale Biology Corporation” case link. The information set forth on the foregoing website shall not be deemed to be a part of, or incorporated by reference into, this Form 8-K.

ITEM 8.01—OTHER EVENTS.

The Debtors are required to file monthly operating reports with the Office of the United States Trustee for the Eastern District of California (the “US Trustee”) pursuant to the US Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto as Exhibit 99.2, are the monthly operating reports that the Debtors filed with the Court for the period ended October 31, 2006.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Order Approving Debtors’ First Amended Joint Plan of Liquidation.
99.2	Large Scale Biology Corporation, Large Scale Bioprocessing Inc. and Predictive Diagnostics Inc. - Chapter 11 Monthly Operating Report to the US Trustee for the period ended October 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Large Scale Biology Corporation

Date: December 12, 2006	By:	/s/ Randy Sugarman
Randy Sugarman, its Plan Administrator